SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a party other than the Registrant [ ]

Check the appropriate box(es):

[X]  Preliminary Proxy Statement
[ ]  Confidential,  For  use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                FIRSTHAND FUNDS
                  (Name of Registrant as Specified in Charter)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule -11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration no.: Schedule 14A; 002-99009; 811-04354
     (3)  Filing Party:  FIRSTHAND FUNDS
     (4)  Date Filed:  [date filed, 1999]

                                 FIRSTHAND FUNDS
                        101 Park Center Plaza, Suite 1300
                           San Jose, California 95113

                                [August __, 1999]

                       Firsthand Medical Specialists Fund


Dear Medical Specialists Fund Shareholder,

On behalf of the Board of Trustees, I wish to extend a cordial invitation to you to attend a Special Meeting of Shareholders of the Firsthand Medical Specialists Fund to be held on [September __, 1999] at [meeting place.]

Your Board of Trustees called this Special Meeting because of an impending ownership restructuring (the "Adviser Restructuring") of the Fund's current adviser, Interactive Research Advisers (the "Current Adviser"). As a result of the Adviser Restructuring, I will no longer be an owner, director or officer of the Current Adviser or a Trustee of the Firsthand Funds.

Accordingly, I have formed my own investment advisory firm - Ingenuity Capital Management LLC ("Ingenuity" or the "New Adviser") - and propose to continue advising your Fund through the New Adviser. I also propose that your Fund be transferred on a tax-free basis out of the Firsthand Funds and into a new mutual fund group, Ingenuity Capital Trust, for I believe that it is in your best interest that your Fund be part of a group having in it only mutual funds advised by the New Adviser.

Under applicable federal securities law, the Adviser Restructuring automatically would terminate the Current Adviser's investment advisory agreement with your Fund, thereby requiring shareholders' approval before any advisory firm may continue advising your Fund. Furthermore, both aspects of my proposal - (1) for me to continue to advise your Fund under a new investment advisory agreement between your Fund and the New Adviser, and (2) for your Fund to be moved out of Firsthand Funds and into a new mutual fund group - require approval of the Fund's shareholders.

If both proposals were approved:

o    I will continue to be portfolio manager of your Fund;
o Your Fund's investment objective policies and strategies will remain exactly the same;
o    There will be no changes to the expenses of your Fund, and
o The Fund will become a series of Ingenuity Capital Trust group of mutual funds instead of Firsthand Funds.

There would be no tax consequences to Fund shareholders.

Attached with this letter are a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card. Regardless of the number of Fund shares you own, it is important that your shares are represented and voted on both proposals. If you cannot personally attend the Special Shareholders' Meeting, your Board of Trustees we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in your Fund.

Sincerely,

/s/ Kendrick W. Kam
-------------------
Kendrick W. Kam, Trustee
Firsthand Funds

                                 FIRSTHAND FUNDS
                        101 Park Center Plaza, Suite 1300
                           San Jose, California 95113

                                [August __, 1999]

                       Firsthand Medical Specialists Fund


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Firsthand Medical Specialists Fund (the "Fund") will be held at [meeting place] on [September __, 1999,] at 8:00 a.m. (local time) for the following purposes:

1. To approve a new investment advisory agreement (the "Agreement") between the Fund and Ingenuity Capital Management LLC ("Ingenuity" or the "New Adviser"), pursuant to which Ingenuity would act as the new investment adviser of the Fund, to become effective upon approval by the shareholders of the Fund.

2.   To  approve  a  reorganization  of the  Fund  into  the  Ingenuity  Medical
     Specialists Fund, a newly created series of Ingenuity Capital Trust, a Delaware business trust.

3. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on [August __, 1999,] are entitled to notice of, and to vote at, the Meeting. The Fund is a series of Firsthand Funds, a Delaware business trust.

/s/________________________
_________________, Secretary
Firsthand Funds

                                 FIRSTHAND FUNDS

                                 Proxy Statement
                      For a Special Meeting of Shareholders
                       To Be Held on [September __, 1999]

                       Firsthand Medical Specialists Fund

INTRODUCTION
------------

This proxy statement is solicited by the independent trustees of Firsthand Funds (the "Independent Trustees") for voting at the special meeting of shareholders of the Firsthand Medical Specialists Fund to be held at 8:00 a.m. (local time) on [September __, 1999,] at [meeting place], and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about [August __, 1999].

Each share of the Fund is entitled to one vote on each of Proposal 1 and Proposal 2 and on each other matter that it is entitled to vote upon at the Meeting. Each valid proxy that we receive will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the Proposal for the shareholders of the Fund. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Firsthand Funds or by voting in person at the Meeting.

Both Proposal 1 and Proposal 2 require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" for the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

THE INDEPENDENT TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

The Independent of Trustees of Firsthand Funds have fixed the close of business on [August __, 1999,] as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:

FUND                                                           TOTAL FUND SHARES
Firsthand Medical Specialists Fund                                  [    ]

PROPOSAL 1:

To approve a new investment advisory agreement (the "Agreement") between the Fund and Ingenuity Capital Management LLC ("Ingenuity" or the "New Adviser"), pursuant to which Ingenuity would act as the new investment adviser of the Fund, to become effective upon the approval by the shareholders of the Fund.

I.   BACKGROUND AND SUMMARY
     ----------------------

Currently, Interactive Research Advisers, Inc. ("Current Adviser" or "Interactive Adviser"), a California corporation, serves as investment adviser to the Fund pursuant to an existing investment advisory agreement (the "Existing Advisory Agreement"). Under the Existing Advisory Agreement, Interactive Adviser furnishes investment advice and investment management services with respect to the Fund's portfolio of securities and investments. Kendrick W. Kam, former President of Interactive Adviser, has been the portfolio manager of the Fund, responsible for its day to day management, since the Fund's inception.

As of June 12, 1999, Interactive Adviser entered into an agreement with each of its outstanding shareholders (the "Adviser Restructuring Agreement"), which provides that after the closing (the "Closing") (which is expected to occur on or before September 30, 1999, or such later date as to which the parties may agree in writing) of the reorganization contemplated thereby (the "Adviser Restructuring"), Mr. Landis will be the sole remaining control person of the Current Adviser. In connection with the Adviser Restructuring, Mr. Kam already has resigned as President of Interactive Adviser. Following the Closing of the Adviser Restructuring, Mr. Kam, who currently is a "control person" of the Current Adviser for purposes of the 1940 Act, will cease to have any ownership interest in the Current Adviser. Within a few days after the Closing, Mr. Kam also will resign as a Trustee of Firsthand Funds. Effective October 1, 1999, Mr. Kam will cease to be an employee of the Current Adviser, but will continue to have a relationship in a consulting capacity.

The Adviser Restructuring would have several direct impacts on the Fund because such ownership changes automatically would terminate the investment advisory agreement that the Fund has with the Current Adviser. Thus, the Adviser Restructuring would require the Board of Firsthand Funds and the shareholders of the Fund to approve a new investment advisory agreement with either the Current Adviser or a new entity that would provide investment advice to the Fund. In connection with the Adviser Restructuring and the termination of Mr. Kam's employment relationship with the Current Adviser, Mr. Kam has decided to establish his own investment advisory company - Ingenuity Capital Management LLC (the "New Adviser") -- and through this Proposal 1, is seeking your approval for the appointment of the New Adviser and Mr. Kam to advise the Fund after the Closing.

II.  THE NEW ADVISER
     ---------------

As noted  above,  Mr. Kam  proposes to continue  providing  investment  advisory services to the Fund through Ingenuity, his newly formed investment adviser. Ingenuity is wholly owned by Mr. Kam. In order for Ingenuity to provide investment advisory services to the Fund, the shareholders of the Fund and the independent Trustees of Firsthand Funds must approve a new investment advisory agreement between Ingenuity and the Fund.
During its July 10, 1999 Board meeting, the independent Trustees gave preliminary approval of the investment advisory agreement, subject to further due diligence review and final approval at a subsequent Board meeting. Those independent trustees continued their review and approved the investment advisory agreement on July 24, 1999, subject to their ability to revoke that approval. In the meantime, the Independent Trustees have approved that this proposal be submitted to shareholders for your vote. You should note that at this point the Independent Trustees reserved the right to make a final determination on the new advisory agreement with Ingenuity at its next regularly scheduled board meeting and therefore, had not made a final determination to approve or to disapprove the New Advisory Agreement. If the Independent Trustees fail to approve the New Advisory Agreement upon further due diligence review, the New Advisory Agreement will not be approved nor executed even sufficient shareholders vote for this Proposal 1 have been secured. In that case, the Independent Trustees will investigate other alternatives and will submit the new candidate for your approval in another proxy statement.

Ingenuity was formed on July 12, 1999 as a Delaware limited liability company and is in the process of registering with the Securities and Exchange Commission (the "SEC") as an investment adviser. Ingenuity will commence advising clients only after its registration with the SEC has become effective. Ingenuity currently intends to provide financial services to institutional investors, and may in the future advise individual investors. The New Adviser currently has no employees or officers other than Mr. Kam. Although Mr. Kam intends to hire one or more employees as soon as practicable, there can be no assurance that anyone other than Mr. Kam will be responsible for managing the Fund. The New Adviser also has more-limited resources than the Current Adviser. The Adviser has not previously advised a mutual fund although Mr. Kam managed the Fund while with the Current Adviser. The address of Ingenuity is 26888 Almaden Court, Los Altos, California 94022. If Proposal 1 is approved, Kendrick W. Kam, currently the sole portfolio manager of the Medical Specialists Fund, would continue to manage the portfolio of the Fund through Ingenuity.

The names, addresses and principal occupations of the principal executive officers and shareholders of Ingenuity are set forth below. Unless otherwise noted, the address of each, as it relates to Ingenuity is the same as that of Ingenuity.

Mr. Kam is the sole executive officer and owner of Ingenuity. Prior to his association with the Investment Adviser as a founder and its President in 1993, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Corporation, a medical device company headquartered in Aguadilla, Puerto Rico.

Effective October 1, 1999, Mr. Kam, who already has resigned as an officer of the Current Adviser, will cease to be an employee of the Current Adviser. However, Mr. Kam will continue providing investment advisory consulting services to the Current Adviser under a consulting arrangement for four more years. Upon the Closing, which is expected to occur in [September] 1999, Mr. Kam will resign as a Trustee of Firsthand Funds.

If Proposal 1 is approved, Ingenuity would manage the Fund's investments, provide various other services and supervise the Fund's daily business affairs, subject to supervision by the Fund's current Board of Trustees. If, however, Proposal 2 is also approved, then the Fund will be reorganized into Ingenuity Capital Trust. After the reorganization, the Fund (under its new form as Ingenuity Medical Specialists Fund) will be advised by Ingenuity and subject to the supervision of the Board of Trustees of Ingenuity Capital Trust. As will be discussed in more detail below, Ingenuity Capital Trust is a Delaware business trust recently formed by Mr. Kam and currently in registration with the SEC.

III. THE LEGAL FRAMEWORK
     -------------------

Pursuant to Section 15 of the 1940 Act each investment advisory agreement between a mutual fund and an investment adviser terminates automatically upon its "assignment," which is deemed to include any "change of control" of the investment adviser - including a change of 25% or more the beneficial ownership of the adviser's stock. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the registered investment company's shareholders. If effected, the Adviser Restructuring would result in a "change of control" of Interactive Adviser and, hence, an assignment would be deemed to have taken place. Such assignment would result in the termination of the Existing Advisory Agreement. In order for Ingenuity to provide investment advisory services to the Fund after the Closing, the shareholders of the Fund first must approve a new investment advisory agreement (the "New Advisory Agreement") between the Fund and Ingenuity. The Independent Trustees of Firsthand Funds have decided that the New Investment Advisory Agreement is in the best interests of shareholders and has authorized the proposal to be presented to shareholders for their approval. The Independent Trustees have reserved the right to revoke that approval. If the Independent Trustees revoke their approval of the act before the completion of the "Trust Reorganization" described in Proposal 2 to New Investment Advisory Agreement, Ingenuity will not be able to advise the Fund even if enough shareholders' votes have been secured to approve the New Investment Advisory Agreement.

IV.  COMPARISON  OF  THE  NEW  ADVISORY  AGREEMENT  AND  THE  EXISTING  ADVISORY
     ---------------------------------------------------------------------------
     AGREEMENT
     ---------

The initial shareholder of the Medical Specialists Fund initially approved its investment advisory agreement, dated December 3, 1997, on December 4, 1997.

Under the Existing Advisory Agreement, as compensation for the services performed by the Current Adviser, the Fund pays the Current Adviser a fee, accrued each calendar day (including weekends and holidays) at the rate of 1.5% per annum of the daily net assets of the Fund. However, the Current Adviser shall reduce such fee or, if necessary, make expense reimbursements to the Fund to the extent required to limit the total annual operating expenses of the Fund to 1.95% of its average daily net assets up to $200 million; 1.90% of such assets from $200 million to $500 million; 1.85% of such assets from $500 million to $1 billion; and 1.80% of such assets in excess of $1 billion. For the fiscal year ended December 31, 1998, the Medical Specialists Fund paid advisory fees of $51,357 to the Current Adviser.

The New Advisory Agreement will be substantially identical in all material respects to the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as EXHIBIT B. The following description of the New Advisory Agreement is only a summary. You should refer to EXHIBIT B for a form of the complete New Advisory Agreement.

As is the case under the Existing Advisory Agreement, the New Advisory Agreement provides that the New Adviser will provide investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the 1940 Act and the rules thereunder, the governing documents of Firsthand Funds, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board of Trustees.

Section 15 of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for Mr. Kam to be manage the Fund's portfolio through the New Adviser, the shareholders of the Fund must approve the New Advisory Agreement.

If approved by shareholders, the New Advisory Agreement will continue in effect for two years from its effective date for the Fund, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board of Trustees of the Fund or
(2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of Firsthand Funds or of any such party. If, however, Proposal 2 is also approved by the shareholders of the Fund and the Independent Trustees, the Fund will be reorganized into Ingenuity Medical Specialists Fund, which has a separate (even though, as described more fully below, substantially identical) investment advisory agreement with Ingenuity. In addition, the New Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60-days' written notice, or by a vote of holders of a majority of the shares of the Fund.

Both the Existing Advisory Agreement and the New Advisory Agreement provide that the Current Adviser and the New Adviser, respectively, would have no liability to the Fund or any shareholder of the Fund for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Current (or New) Adviser of its duties under the agreements ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the 1940 Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Advisory Agreement, like the Existing Advisory Agreement, provides that the Fund shall indemnify the New Adviser and its employees, officers and directors from any liability arising from the New Adviser's conduct under the New Advisory Agreement, except for Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

The Independent Trustees of Firsthand Funds, during their July 10, 1999 meeting, determined preliminarily that the New Advisory Agreement is fair and in the best interests of the Fund's shareholders, subject to further due diligence and final approval. On July 24, 1999, following further due diligence and based on a presentation by Mr. Kam regarding the New Adviser, a majority of the Trustees and the Independent Trustees, acting separately, gave final approval of the New Advisory Agreement and determined that it is appropriate to present this Proposal 1 to the shareholders for a vote.

V.   THE INDEPENDENT TRUSTEES' CONSIDERATIONS
     ----------------------------------------

The transactions contemplated by the Adviser Restructuring were presented to the Independent Trustees of Firsthand Funds for their consideration at Board of Trustees meetings on May 8, 1999, July 1, 1999, July 10, 1999 and July 24, 1999. At a meeting on July 24, 1999, the Independent Trustees and a majority of the full Board of Trustees voted to approve the New Advisory Agreement between the Fund and the New Adviser. The Independent Trustees also approved the submission of this Proposal 1 to shareholders of the Fund for a vote. In deciding to grant approval, the Independent Trustees carefully evaluated preliminary due diligence materials presented by Mr. Kam, including information on Mr. Kam's experience, his commitment to Ingenuity, the quality of services Ingenuity is expected provide to the Fund, and the fair and reasonable compensation proposed to be paid to Ingenuity, and found particularly significant:

o    Mr. Kam will continue to be the portfolio manager for the Fund;
o That the terms of the Existing Advisory Agreement will be unchanged under the New Advisory Agreement except for different effective and termination dates; and
o That the compensation payable to the New Adviser by the Fund under the New Advisory Agreements will be at the same rate as the compensation now payable by the Fund to the Current Adviser under the Existing Advisory Agreement;

The Independent Trustees also have given careful consideration to other factors deemed to be relevant to the Fund, including, but not limited to:

o    The reputation, qualifications and background of Mr. Kam;
o The commitment of Ingenuity to pay or reimburse the Fund for the expenses incurred in connection with the Adviser Restructuring so that shareholders of the Fund would not bear those expenses; and
o    Other factors the Independent Trustees deemed relevant.

Mr. Kam has advised the Board that he expects that there will be no diminution in the scope and quality of advisory services provided to the Fund under the New Advisory Agreement as a result of the Adviser Restructuring. Accordingly, the Independent Trustees believe that the Fund should receive investment advisory services under the New Advisory Agreement equal or superior to those it currently receives under the Existing Advisory Agreement, at the same fee levels.

PROPOSAL 2:
-----------

To approve a reorganization of the Fund into the Ingenuity Medical Specialists Fund, a newly created series of Ingenuity Capital Trust, a Delaware business trust.

I.   BACKGROUND AND SUMMARY
     ----------------------

In Proposal 1, shareholders of the Fund (referred to in this Proposal 2 also as the "Current Fund") are asked to approve a new investment advisory agreement with Ingenuity in order to ensure continuity of portfolio management by Mr. Kam after the Adviser Restructuring. In this Proposal 2, the Independent Trustees are seeking approval by the Current Fund's shareholders to move the Current Fund out of the Firsthand Funds mutual funds group to become a fund in a separate mutual fund family organized by Mr. Kam. This transfer would be accomplished by reorganizing the Current Fund into a new series of Ingenuity Capital Trust ("the "New Trust") called the Ingenuity Medical Specialists Fund (the "New Fund"). Following this reorganization, the shareholders of the Current Fund would become shareholders of the New Fund. The New Fund will be the sole initial series of the New Trust, a Delaware business trust. The proposed reorganization of the Current Fund into the Ingenuity Medical Specialists Fund is called in this proxy statement the "Trust Reorganization."

Mr. Kam is seeking the Trust Reorganization in order to allow him, through Ingenuity, to continue managing the Current Fund in an environment that focuses on medical and healthcare technology and related areas. Mr. Kam believes that in order to do so, he would need to be able to advise the Current Fund in a situation where he would be able to give more attention to the investments and philosophy of the New Fund. As described above in Proposal 1, in connection with the closing of the Adviser Restructuring described in Proposal 1, Mr. Kam, the current portfolio manager and currently a controlling shareholder of Interactive Adviser, will cease to have an ownership interest in Interactive Adviser and will, as of September 30, also cease to be an employee of Interactive Adviser (although he will continue as a consultant for at least four years). Following the Adviser Restructuring, Mr. Kam has agreed to resign as a Trustee of Firsthand Funds. Mr. Kam anticipates that his resignation as Trustee and the subsequent termination of his employment with Interactive Adviser will diminish his ability to promote the Current Fund and increase its shareholder base. Accordingly, Mr. Kam has proposed, with no objection from Interactive Adviser or the Trustees of Firsthand Funds, to establish a new fund group to be advised by Mr. Kam's own investment advisory company - Ingenuity Capital Management LLC, a separate entity of which Mr. Kam will be the sole controlling shareholder. Ingenuity Capital Management LLC will not be affiliated with Interactive Adviser.

Even though the New Trust initially would have only one series -- the New Fund -- it is anticipated that, in the future, additional series may be added, each reflecting Mr. Kam's own unique value investment style in the medical technology area. Mr. Kam has expressed his willingness and desire to promote the success and growth of the New Fund, something he feels less capable of doing if it remained part of the Firsthand Funds.

The Trust Reorganization will include the transfer of all of the assets and stated liabilities of the Current Fund to the New Fund. All Fund shareholders on the Trust Reorganization date will receive an equal number of New Fund Shares in exchange for their Fund shares, at the same net asset value per share -- i.e., the net asset value per share of the New Fund and the number of shares owned by each New Fund shareholder immediately after the Trust Reorganization will be identical to the net asset value per share of the Current Fund and the number of shares owned by each Fund shareholder immediately before the Trust Reorganization. The Trust Reorganization will be a tax-free event, which means that shareholders in the New Fund will carry over their current tax basis in their Fund shares.

The Trust Reorganization could but may not happen at the same time as the Adviser Restructuring because it could take several additional weeks for Ingenuity Capital Trust's registration with the SEC to become effective. However, the approval of both proposals would allow for an orderly two-step transition providing uninterrupted portfolio management by Mr. Kam. Here is how the two-step process is expected to work. If Proposal 1 is approved by the shareholders, the investment advisory agreement for the Current Fund immediately would be awarded to Mr. Kam's new advisory firm, Ingenuity Capital Management LLC, although the Current Fund would remain temporarily a part of Firsthand Funds. Then, if Proposal 2 is approved (again, by the shareholders), then as soon as Mr. Kam's new mutual fund group is established and its registration statement with the SEC has become effective, the Trust Reorganization will occur and the Current Fund will be reorganized as the New Fund within the Ingenuity Capital Trust. At that time, the New Fund and its adviser, Ingenuity Capital Management LLC, will cease to have any affiliation with the Firsthand Funds.

If shareholders do not approve Proposal 1, Mr. Kam or the Independent Trustees will withdraw Proposal 2. Interactive Adviser then would continue to manage the Current Fund with Mr. Kam as portfolio manager at no charge until at least September 30, 1999. The Trustees then would determine what would be the best alternative course of action for the Current Fund, which could include liquidation of the Fund.

The New Fund would have the same investment objective and policies as the Current Fund and would, for all practical purposes, represent a continuation of the Current Fund. The portfolio of the New Fund following the Trust Reorganization will be identical to the portfolio of the Current Fund and, as described above, there will be no change in investment adviser.

Investments in the New Fund would be subject to identical risks as investments are subject to in the Current Fund. The purchase and redemption arrangements of the New Fund would be identical to the current purchase and redemption arrangements of the Current Fund. The terms of the distribution arrangements for the New Fund would be identical to those of the Current Fund. The fees and operating expenses would remain the same, and Mr. Kam has agreed that the total operating expenses of the New Fund and the advisory fees, as a percentage of average daily net assets, would remain unchanged from those of the Current Fund.

The New Adviser will pay the costs of the Trust Reorganization, the Shareholder Meeting and the solicitation of proxies, including the cost of preparing, copying, printing and mailing proxy materials. In addition to solicitations by mail, the New Adviser also may solicit proxies, without special compensation, by telephone, facsimile, internet or otherwise.

II.  DESCRIPTION OF THE PROPOSED TRUST REORGANIZATION
     ------------------------------------------------

     A.   THE TRUST REORGANIZATION IN GREATER DETAIL

The mechanics of the Trust Reorganization are as follows. If the Trust Reorganization is approved, on the date the Trust Reorganization occurs (called the "Effective Date" of the Trust Reorganization) the New Fund will acquire all of the assets and stated liabilities of the Current Fund. At that time, the New Fund will issue to the Current Fund the same number of shares as the shareholders of the Current Fund held of record on the day before the Effective Date. At the same time as that asset transfer, the Current Fund will distribute the New Fund Shares it receives to its shareholders on the Trust Reorganization date, each shareholder receiving the same number of shares as the outstanding shares of the Current Fund held of record by that shareholder on the day before the Effective Date.

This distribution of the New Fund Shares to the Current Fund's shareholders will be accomplished by the establishment of accounts on the New Fund's share records in the names of each of those shareholders, reflecting the respective number of New Fund Shares deliverable to each of them. Fractional shares will be carried to the third decimal place. The Fund has not issued share certificates, and certificates evidencing the New Fund Shares will not be issued in connection with the Trust Reorganization. Immediately following the Current Fund's liquidating distribution of the New Fund Shares to the Current Fund shareholders, the Current Fund will be liquidated. The Trustees of Firsthand Funds then will take action to wind up the affairs of the Current Fund. Upon its liquidation, the Current Fund will cease to be a series of Firsthand Funds.

Completion of the Trust Reorganization is subject to approval by the shareholders of the Current Fund of this Proposal 2 as well as Proposal 1 above. Neither the New Advisory Agreement nor the Trust Reorganization may become effective or close, as the case may be, unless required shareholder approvals have been secured. Regarding the Trust Reorganization, the Independent Trustees may at any time prior to Closing vote to abandon the Trust Reorganization.

Ingenuity has agreed to pay all costs and expenses of the Trust Reorganization, including those associated with the Shareholder Meeting, the preparation, copying, printing and distribution of this Proxy Statement and Prospectus, and the solicitation of proxies for the Shareholder Meeting.

The above is a summary of the Trust Reorganization. The summary is not a complete description of the terms of the Trust Reorganization, which are set forth in the Agreement and Plan of Reorganization attached as EXHIBIT C to this document.

Currently, Firsthand Funds' principal underwriter is Countrywide Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202. The Administrator for Firsthand Funds is Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201. Firstar, N.A. is Firsthand Funds' custodian and Tait, Weller & Baker serves as independent auditors of the Current Fund. After the Trust Reorganization, and assuming Proposal 1 has also been approved, the investment adviser for the New Fund will be Ingenuity Capital Management LLC. Rafferty Capital Markets, Inc., 1311 Mamaroneck Avenue, White Plains, New York 10605, would serve as New Fund's principal underwriter. Firstar Mutual Fund Services, LLC would serve as the New Fund's administrator, transfer agent and fund accountant. Firstar, N. A. will serve as the New Fund's custodian. Tait, Weller & Baker will also serve as independent auditors for the New Fund, helping to ensure continuity of financial statement preparation and presentation.

     B.   FEDERAL INCOME TAX CONSEQUENCES

Management of the Current Fund and the New Fund have been advised by counsel of the Firsthand Funds, Paul, Hastings, Janofsky & Walker, LLP, that the Trust Reorganization will constitute a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and will not affect the federal tax status of Fund shares held before the Trust Reorganization. Therefore, shareholders should not recognize any gain or loss on the Current Fund shares for federal income tax purposes as a result of the Trust Reorganization. The tax basis of New Fund shares will be the same as the tax basis of the Current Fund shares. Subject to limited exceptions, most states use federal taxable income as a taxable base for this purpose. Consequently, the Trust believes that the state income tax treatment of the proposed Trust Reorganization for most shareholders is more likely than not to be the same as the federal tax consequences. Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder's tax situation may have unique issues, Shareholders should consult their own tax advisers.

Shareholders, however, should note that even though the Trust Reorganization itself is a tax-free reorganization, prior to the closing of the Trust Reorganization, the Adviser will distribute all capital gains, if any, of the Current Fund that have been accrued during the current year up to that point. Normally, such capital gains are distributed at the end of the year. However, because of the Trust Reorganization, all accrued but undistributed capital gains of the Current Fund will be distributed at or before the closing of the Trust Reorganization. The remainder of any net capital gains for the year realized after the Trust Reorganization will be distributed at the normal time. This two-step distribution process will not result in any gains being realized that otherwise would not be realized in the normal course of Mr. Kam's management. Instead, the distribution of those gains will be split into two distributions.

     C.   DESCRIPTION OF THE NEW FUND SHARES

Each New Fund Share issued to Fund shareholders pursuant to the Trust Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each New Fund Share will represent an equal interest in the assets of the New Fund. The New Fund Shares will be sold and redeemed based upon the net asset value of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Fund's Prospectus.


III. COMPARISON OF THE FUNDS
     -----------------------

     A.   OBJECTIVE, STRATEGY AND POLICIES

The New Fund will have the identical investment objective and policies as the Current Fund. The investment objective of both the Current Fund and the New Fund is long-term growth of capital. In addition, each of the Current Fund and the New Fund seeks to achieve its investment objective by investing at least 65% of its assets in securities of companies in the health and biotechnology fields which the Current Adviser (or, in the case of the New Fund, the New Adviser) considers to have a strong earnings growth outlook and potential for capital appreciation. The health and biotechnology fields include the cardiovascular medical device, minimally invasive surgical tool, pharmaceutical, biotechnology, managed care provider and generic drug segments of the technology industry.

The fundamental investment restrictions of the New Fund are identical to that of the Current Fund, and cannot be changed without the affirmative vote of a majority of each Fund's outstanding voting securities as defined in the 1940 Act. The Trust and the New Trust are both Delaware business trusts that will have identical Agreements and Declarations of Trust and By-Laws.


     B.   COMPARISON OF FEES AND EXPENSES

The following table shows the comparative fees and expenses you may pay if you buy and hold shares of the Funds. Neither the Current Fund nor the New Fund impose any front-end or deferred sales loads and they do not charge shareholders for exchanging shares or reinvesting dividends.

Fees and Expenses of the Funds
--------------------------------------------------------------------------------
                               Firsthand Medical           Ingenuity Medical
                               Specialists Fund          Specialists Fund (pro
                                                                forma)
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid         None                         None
directly from your investment)
--------------------------------------------------------------------------------
ANNUAL Fund OPERATING
EXPENSES (expenses that are
deducted from Fund assets)
--------------------------------------------------------------------------------
     Management Fee                 1.50%                        1.50%
--------------------------------------------------------------------------------
     Distribution (12b-1 fees)      None                         None
--------------------------------------------------------------------------------
     Other Expenses                 0.45%                        0.45%
--------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses                            1.95% (1)                    1.95% (1)
--------------------------------------------------------------------------------

(1) The Advisory Agreement for the Current Fund, and the New Advisory Agreement with the New Fund, each limits the respective Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

EXAMPLE OF FUND EXPENSES: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual Funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent a Fund's actual expenses or returns.

Fund                     1 Year          3 Years         5 Years        10 Year
----                     ------          -------         -------        --------
Firsthand Medical
Specialists Fund          198             612             1,052          2,275

Ingenuity Medical
Specialists Fund
(pro forma)               198             612             1,052          2,275

The Current Fund does not have any unamortized organizational expenses . The New Fund, however, will have certain organizational expenses that will be paid by the New Adviser out of its own resources.

     C.   INVESTMENTS, REDEMPTIONS AND EXCHANGES

The Fund generally requires a minimum initial investment of $10,000 (a $2,000 minimum applies to IRA accounts) and subsequent investments of $50 or more. The New Fund will have the same minimum investment requirements.
Redemption procedures will be identical for both Funds.

IV.  THE INDEPENDENT TRUSTEES' CONSIDERATIONS
     ----------------------------------------

The transactions contemplated by the Trust Reorganization were presented to the Board of Trustees of Firsthand Funds for their considerations at Board of Trustees meetings on July 10, 1999 and July 24, 1999. At a meeting on July 24, 1999, the Independent Trustees of the Trust and a majority of the Board of Trustees, acting separately, voted to approve the Trust Reorganization represented by Proposal 2, subject to the right of the Independent Trustees to revoke that approval. The Independent Trustees also approved the submission of this Proposal 2 to shareholders of the Current Fund for their approval. In deciding to grant approval, the Independent Trustees carefully evaluated due diligence materials provided by Mr. Kam, and considered, in addition to the factors described in Proposal 1, various other factors relating to the Trust Reorganization, including the reputation and experience of the trustees of Ingenuity Capital Trust, the structure of Ingenuity Capital Trust, the experience of its service providers, and various other issues the Trustees deemed relevant, and concluded that the Trust Reorganization would be in the best interest of shareholders of the Current Fund.

The Trust Reorganization will close only if the requisite number of favorable votes of shareholders has been received.

V.   DISSENTERS' RIGHTS OF APPRAISAL
     -------------------------------

Shareholders of the Current Fund who object to the proposed Trust Reorganization will not be entitled to any "dissenters' rights" under Delaware law. However, those shareholders have the right at any time up to when the Trust Reorganization occurs to redeem shares of the Current Fund at net asset value. After the Trust Reorganization, shareholders of the Current Fund will hold shares of the New Fund, which may also be redeemed at net asset value in accordance with the procedures substantially similar to those described in the Current Fund's Prospectus dated May 11, 1999, subject to applicable redemption procedures.

VI.  FURTHER INFORMATION ABOUT THE CURRENT FUND AND THE NEW FUND
     -----------------------------------------------------------

Further information about the Current Fund is contained in the following documents:

The combined prospectus of the Firsthand Funds dated May 11, 1999.

The combined Statement of Additional Information of the Firsthand Funds also dated May 11, 1999.

Documents that relate to the Fund are available, without charge, by writing to Firsthand Funds, at 101 Park Center Plaza, Suite 1300, San Jose, California 95113

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and it files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549.

The New Fund is not now an operating mutual fund nor does it have a prospectus that has been declared effective by the SEC. A preliminary "red herring" prospectus has been included with these proxy materials. Shareholders may also obtain a preliminary Statement of Additional Information relating to the New Fund without charge by writing to Ingenuity Capital Trust, 26888 Almaden Court, Los Altos, California 94022 or by calling 408.___.____. Those documents are subject to completion and revision before becoming effective with the SEC.

All of these documents are available through the SEC's web site at www.sec.gov. (Information about the Fund can be found under Firsthand Funds and information about the New Fund can be found under Ingenuity Capital Trust.)

It is expected that this Proxy Statement will be mailed to shareholders on or about August __, 1999.

Shareholder Meeting Costs and Voting Procedures
-----------------------------------------------

The Declaration of Trust of Firsthand Funds provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of the Fund entitled to vote at the Meeting constitutes a quorum with respect to the Fund. Thus, the meeting for Fund will take place on its scheduled date if one-third or more of the shares of the Fund are represented. If a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the Meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, while broker non-votes are considered "present," they are disregarded in calculating the percentage of votes cast in favor of or against a proposal by those "voting securities present" when the voting requirement is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting.

Shareholders of the Fund at the close of business on [August __, 1999,] will be entitled to be present and vote at the Meeting. As of that date, the number of shares outstanding for the Fund and the Fund's total net assets are set forth in table format below:

FUND                                      SHARES OUTSTANDING    TOTAL NET ASSETS
Firsthand Medical Specialists Fund             [     ]              [     ]

To the knowledge of management, at the close of business on [record date, 1999,] the officers and Trustees of the Firsthand Funds owned, collectively, less than 1% of the shares of the Fund. [is this true??? 1% is about $60,000] To the knowledge of Firsthand Fund's management at the close of business of [record date, 1999,] the only persons owning beneficially more than 5% of the outstanding shares of the Fund were those listed in EXHIBIT A.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the New Adviser, including any additional solicitation made by letter, telephone or internet. In addition to solicitation by mail, certain officers and representatives of Firsthand Funds, officers and employees of the New Adviser certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, internet or personally. In addition, the New Adviser may retain a firm to solicit proxies on behalf of the Board; the fee for which will be borne by the New Adviser.

Annual Reports
--------------

A copy of the Fund's annual report for the fiscal year ended December 31, 1998, is available without charge upon request by writing to Firsthand Funds, 101 Park Center Plaza, Suite 1300, San Jose, California 95113 or by calling 1.888.884.2675.

Other Matters to Come Before the Meeting
----------------------------------------

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

By order of the Board of Trustees,

/s/ ___________________
_____________, Secretary
Firsthand Funds

EXHIBIT A

LIST OF FIVE PERCENT SHAREHOLDERS

As of [August __, 1999,] the following persons owned of record 5% or more of the shares of the Fund:

FIRSTHAND MEDICAL SPECIALISTS FUND:

NAME                                                  SHARES         % OWNERSHIP
Charles Schwab & Co.                                  [    ]            [   %]
101 Montgomery Street
San Francisco, California 94104

Donaldson, Lufkin & Jenrette Securities Corp.         [    ]            [   %]
P.O. Box 2052
Jersey City, New Jersey 07303

National Financial Services Corp.                     [    ]            [   %]
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

EXHIBIT B

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

FIRSTHAND FUNDS
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     This Investment Advisory and Management Agreement ("Agreement"), is made and entered into as of ________________, 1999, by and between FIRSTHAND FUNDS, a Delaware business trust (the "Trust") and Ingenuity Capital Management LLC (the "Adviser") each having its principal place of business at 101 Park Center Plaza, Suite 1300, San Jose, California 95113.

     WHEREAS, the Fund, an open-end, non-diversified investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), wishes to retain the Adviser to provide investment advisory and management services to Firsthand Medical Specialists Fund (the "Fund"); and

     WHEREAS, the Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Adviser to manage the investment and reinvestment of assets of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times inform the Adviser as to the securities owned by it, the funds available or to become available for investment by it, and generally as to the condition of its affairs. It shall furnish the Adviser with such other documents and information with regard to its affairs as the Adviser may from time to time reasonably request.

3. Subject to the direction and control of the Fund's Board of Trustees, the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities consistent with the Fund's investment objective, policies, and limitations as stated in the Fund's current Prospectus and Statement of Additional Information. The Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Fund's Declaration of Trust, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund. In placing orders for the Fund with brokers and dealers with respect to the execution of the Fund's securities transactions, the Adviser shall attempt to obtain the best net results. In doing so, the Adviser may consider such factors which it deems relevant to the Fund's best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Adviser shall have the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker-dealer effecting the transaction. In no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund and shall perform such other functions of management and supervision as may be directed by the Board of Trustees of the Fund, provided that in no event shall the Adviser be responsible for any expense occasioned by the performance of such functions.

4. The Adviser is responsible for (1) compensation of any of the Fund's trustees, officers and employees who are interested persons of the Adviser and (2) compensation of the Adviser's personnel and other expenses incurred in connection with the provisions of portfolio management services under this Agreement. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses. Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Adviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: legal and audit expenses, organization expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees of custodian, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption or purchase of the Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state law and maintaining such registrations and qualification; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to Fund shareholders; cost of stationery; costs of shareholders and other meetings of the Fund; compensation and expenses of the independent trustees of the Fund; and the Fund's pro rata portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and trustees.

5. No trustee, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such trustee, officer or employee while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser. This paragraph shall not apply to trustees, executive committee members, consultants and other persons who are not regular members of the Adviser's or any affiliated company's staff.

6. As compensation for the services performed by the Adviser, the Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, accrued each calendar day (including weekends and holidays) at the rate of 1.5% per annum of the daily net assets of the Fund. The Adviser shall reduce such fee or, if necessary, make expense reimbursements to the Fund to the extent required to limit the total annual operating expenses of the Fund to 1.95% of its average daily net assets up to $200 million; 1.90% of such assets from $200 million to $500 million; 1.85% of such assets from $500 million to $1 billion; and 1.80% of such assets in excess of $1 billion. The daily net assets of the Fund shall be computed as of the time of the regular close of business of the New York Stock Exchange or such other time as may be determined by the Board of Trustees of the Fund. Any of such payments as to which the Adviser may so request shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this Agreement and the detailed computation thereof.

7. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Trustees of the Fund in the following or declining to follow any advice or recommendation of the Adviser; provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund or its stockholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8. The Adviser shall be an independent contractor and shall have no authority to act for or represent the Fund in its investment commitments unless otherwise provided. No agreement, bid, offer, commitment, contract or other engagement entered into by the Adviser whether on behalf of the Adviser or whether purporting to have been entered unto on behalf of the Fund shall be finding upon the Fund, and all acts authorized to be done by the Adviser under this Agreement shall be done by it as an independent contractor and not as an agent.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a trustee, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

10. As used in this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Fund without the consent of the Adviser. This Agreement may also be terminated at any time, without the payment of penalty, by the Fund or by the Adviser on sixty (60) days' written notice addressed to the other party at its principal place of business.

12. This Agreement shall become effective on the date hereof and shall continue in effect for two years and from year to year thereafter only so long as specifically approved annually, (1) by vote of a majority of the trustees of the Fund who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and, (2) either by vote of the holders of a majority of the outstanding voting securities of the Fund or by a majority vote of the Fund's Board of Trustees.

13. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no materials amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and sealed by their officers thereunto duly authorized on the day and year first above written.

     FIRSTHAND FUNDS

     By___________________________



     INGENUITY CAPITAL MANAGEMENT LLC

     By___________________________

EXHIBIT C

AGREEMENT AND PLAN OF REORGANIZATION

                       FIRSTHAND MEDICAL SPECIALISTS FUND

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this __th day of _________, 1999, by and between Ingenuity Capital Trust ("Ingenuity Capital Trust"), a Delaware business trust, for itself and on behalf of the Ingenuity Medical Specialists Fund (the "Acquiring Fund"), a series of Ingenuity Capital Trust, and Firsthand Funds ("Firsthand Funds"), a Delaware business trust, for itself and on behalf of the Firsthand Medical Specialists Fund (the "Acquired Fund"), a series of Firsthand Funds. Other than the Acquired Fund, no other series of Firsthand Funds is a party to this Agreement.

     In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund, and that the Acquiring Fund assume the Stated Liabilities (as defined in paragraph 1.3) of the Acquired Fund, in exchange for shares of the Acquiring Fund ("Acquiring Fund Shares"), and that such Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Agreement, by the Acquired Fund to its shareholders in liquidation of the Acquired Fund. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.   REORGANIZATION OF ACQUIRED FUND

     1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the "Fund Assets") to the Acquiring Fund and the Acquiring Fund shall assume the Acquired Fund's Stated Liabilities. The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to the Acquired Fund full and fractional Acquiring Fund Shares, the number of which shall be determined by dividing (a) the value of the Acquired Fund Assets, net of the Acquired Fund's Stated Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the "Closing"). Immediately following the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.4 hereof. Such transactions are hereinafter sometimes collectively referred to as the "Reorganization."

     1.2 (a) With respect to the Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund's books on the Closing Date.

          (b) Before the Closing Date, the Acquired Fund will provide the Acquiring Fund with information regarding its assets and its known liabilities. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund's Assets prior to the Closing Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the Administrator of the Acquired Fund as of the Applicable Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period ("Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities of the Acquired Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued.

     1.4 Immediately following the Closing, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph
1.1 pro rata to its shareholders of record determined as of the close of business on the Closing Date ("Acquired Fund Investors") in complete liquidation of the Acquired Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of Ingenuity Capital Trust, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the respective pro rata number of shares of the Acquiring Fund due such Acquired Fund Investor. All issued and outstanding shares of the Acquired Fund will be canceled simultaneously therewith on the Acquired Fund's books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with paragraph 1.1.

     1.5 If any request shall be made for a change of the registration of shares of the Acquiring Fund to another person from the account of the stockholder in which name the shares are registered in the records of the Acquired Fund, it shall be a condition of such registration of shares that there be furnished to the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer and that the person requesting such registration shall pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable.

     1.6 Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Acquired Fund's Stated Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to paragraph 1.4, the Administrator of the Acquired Fund shall terminate the qualification, classification and registration of the Acquired Fund with all appropriate federal and state agencies. Any reporting or other responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund and its Administrator up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.9.

2.   VALUATION

     2.1 The value of the Acquired Fund's Fund Assets shall be the value of such assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund's then current Prospectus and Statement of Additional Information (which are expected to be similar in all material respects to the valuation procedures utilized by the Acquired Fund) on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the "Applicable Valuation Date").

     2.2 The net asset value of each share of the Acquiring Fund shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquiring Fund's then current Prospectus and Statement of Additional Information.

     2.3 All computations of value contemplated by this Article 2 shall be made by the Acquired Fund's Custodian in accordance with its regular practice as pricing agent and reviewed by its independent auditors. The Acquired Fund shall cause its Administrator to deliver a copy of its valuation report to the Acquiring Fund at the Closing.

3.   CLOSING(S) AND CLOSING DATE

     3.1 The Closing for the Reorganization shall occur on September 17, 1999 and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The Closing(s) shall be held at the offices of Firsthand Funds or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 10:00 a.m., local time on the Closing Date unless otherwise provided.

     3.2 The Acquiring Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund Assets have been delivered in proper form to the

Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

     3.3 Notwithstanding anything herein to the contrary, in the event that on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of either Ingenuity Capital Trust or Firsthand Funds, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.   COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

     4.1 With respect to the Acquired Fund, Firsthand Funds has called or will call a meeting of Acquired Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund's liquidating distribution of Acquiring Fund Shares contemplated hereby, and for Firsthand Funds to terminate the Acquired Fund's qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. Firsthand Funds, on behalf of the Acquired Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting. Each of Firsthand Funds and Ingenuity Capital Trust have cooperated and shall continue to cooperate with the other, and have furnished and shall continue to furnish the other with the information relating to itself, and respectively, the Acquired Fund and the Acquiring Fund, that is required by the 1933 Act, the Securities
Exchange Act of 1934 (the "1934 Act"), the 1940 Act and the rules and regulations thereunder, to be included in the proxy statement.

     4.2 Firsthand Funds, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     4.3 Firsthand Funds, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

     4.4 Subject to the provisions hereof, Ingenuity Capital Trust, Trust on its own behalf and on behalf of the Acquiring Fund, and Firsthand Funds, on its own behalf and on behalf of the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

     4.5 Firsthand Funds, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund's assets and liabilities as of the Closing Date.

     4.6 Ingenuity Capital Trust, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the "SEC") a registration statement or an amendment to an existing registration statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act"), relating to the Acquiring Fund Shares.

     4.7 As soon after the Closing Date as is reasonably practicable, Firsthand Funds, on behalf of the Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

     4.8 Following the transfer of assets by the Acquired Fund to the Acquiring Fund and the assumption of the Stated Liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, Firsthand Funds will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, after the Closing Date but prior to the date of any applicable statutory or regulatory deadlines and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the State of Delaware and other applicable requirements.

5.   REPRESENTATIONS AND WARRANTIES

     5.1 Ingenuity Capital Trust, on behalf of the Acquiring Fund, represents and warrants to Firsthand Funds and the Acquired Fund as follows:

          (a) Ingenuity Capital Trust was duly created pursuant to its Agreement and Declaration of Trust by its Trustees (the "Ingenuity Trustees") for the purpose of acting as a management investment company under the 1940 Act and is validly existing and in good standing under the laws of the State of Delaware, and the Agreement and Declaration of Trust directs the Ingenuity Trustees to manage the affairs of Ingenuity Capital Trust and grants them all powers necessary or desirable to carry out such responsibility, including administering Ingenuity Capital Trust's business as currently conducted by Ingenuity Capital Trust and as described in the current Prospectuses of Ingenuity Capital Trust. Ingenuity Capital Trust is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

          (b) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by Ingenuity Capital Trust for itself and on behalf of the Acquiring Fund does not and will not (i) violate Ingenuity Capital Trust's Agreement and

Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which Ingenuity Capital Trust is a party or by which its properties or assets are bound.

          (c) Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Ingenuity Capital Trust's knowledge, threatened against Ingenuity Capital Trust or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect Ingenuity Capital Trust or the Acquiring Fund's financial condition or the conduct of their business, Ingenuity Capital Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

          (d) All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, the shares of each class of the Acquiring Fund issued and outstanding prior to the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

          (e) The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Ingenuity Capital Trust, the Ingenuity Trustees and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of Ingenuity Capital Trust and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

          (f) On the effective date of the proxy statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by Ingenuity Capital Trust with respect to the Acquiring Fund for use in the proxy statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

          (g) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Ingenuity Capital Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Ingenuity Capital Trust for itself and on behalf of the

Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

     5.2 Firsthand Funds, on behalf of the Acquired Fund, represents and warrants to Ingenuity Capital Trust and the Acquiring Fund as follows:

          (a) Firsthand Funds was duly created pursuant to its Declaration of Trust by the Trustees (the "Firsthand Trustees") for the purpose of acting as a management investment company under the 1940 Act and is validly existing and in good standing under the laws of the State of Delaware, and the Agreement and Declaration of Trust directs the Firsthand Trustees to manage the affairs of Firsthand Funds and grants them all powers necessary or desirable to carry out such responsibility, including administering Firsthand Funds' business as currently conducted by Firsthand Funds and as described in the current Prospectuses of Firsthand Funds. Firsthand Funds is registered as an investment company classified as an open-end management company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

          (b) All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

          (c) The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by Firsthand Funds for itself and on behalf of the Acquired Fund does not and will not (i) violate Firsthand Funds' Agreement and Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which Firsthand Funds is a party or by its properties or assets are bound;

          (d) Except as previously disclosed in writing to the Acquiring Fund, to Firsthand Funds' knowledge, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business; Firsthand Funds knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is, reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

          (e) To Firsthhand Funds' knowledge, the Statement of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Acquired Fund as of and for the period ended December 31, 1998, audited by Tait, Weller & Baker (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to Firsthand Funds that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

          (f) All federal and other tax returns and reports of Firsthand Funds and the Acquired Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by Firsthand Funds or the Acquired Fund shall have been paid so far as due, and, to the best of Firsthand Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (g) To Firsthand Funds' knowledge, for each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

          (h) To Firsthand Funds' knowledge, at the Closing Date, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

          (i) The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Firsthand Funds, the Firsthand Trustees and the Acquired Fund, and this Agreement will constitute a valid and binding obligation of Firsthand Funds and the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

          (j) From the effective date of the proxy statement, through the time of the meeting of the Acquired Fund Investors, and on the Closing Date, the proxy materials: (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by Firsthand Funds, on behalf of the Acquired Fund, for use in the proxy statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

          (k) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Firsthand Funds, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by Firsthand Funds for itself and on behalf of the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

          (l) The phrase "to Firsthand Funds' knowledge" includes the actual, present knowledge of the officers of the investment adviser to Firsthand Funds, Interactive Research Advisers, Inc., excluding the knowledge of Kendrick W. Kam.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

     The obligations of Firsthand Funds to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by Ingenuity Capital Trust, for itself and on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund (except as may be waived in writing by Firsthand Funds):

          6.1 All representations and warranties of Ingenuity Capital Trust with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 Ingenuity Capital Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by Ingenuity Capital Trust's President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that, to the best of such officer's knowledge and belief, the factual representations and warranties of Ingenuity Capital Trust with respect to the Acquiring Fund made herein are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

          6.3 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts described in the Prospectus of the Acquiring Fund delivered to the Acquired Fund pursuant to paragraph 4.1.

     6.4 The Acquired Fund shall have received at the Closing a favorable opinion of Roy W. Adams, Jr., counsel to Ingenuity Capital Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, substantially to the effect that:

          (a) Ingenuity Capital Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect; (b) Ingenuity Capital Trust is a business trust duly created pursuant to its Agreement and Declaration of Trust, is validly existing and in good standing under the laws of the State of Delaware, and the Agreement and Declaration of Trust directs the Ingenuity Trustees to manage the affairs of Ingenuity Capital Trust and grants them all powers necessary or desirable to carry out such responsibility, including administering the Acquiring Fund's business as described in the current preliminary Prospectus of the Acquiring Fund; (c) the Acquiring Fund is a validly established separate series of Ingenuity Capital Trust, (d) this Agreement has been duly authorized, executed and delivered by Ingenuity Capital Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquired Fund, is a valid and binding obligation of Ingenuity Capital Trust, enforceable against Ingenuity Capital Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (e) the Acquiring Fund Shares to be issued to the Acquired Fund and then distributed to the Acquired Fund Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding, fully paid and non-assessable; and (f) a Registration Statement of Ingenuity Capital Trust has been filed with the SEC with respect to the Acquiring Fund and has become effective and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND


     The obligations of Ingenuity Capital Trust to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by Firsthand Funds of all the obligations to be performed by it hereunder, with respect to the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions (except as may be waived in writing by Ingenuity Capital Trust):

     7.1 All representations and warranties of Firsthand Funds with respect to the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 Firsthand Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by Firsthand Funds' President, Secretary or Assistant Secretary, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Firsthand Funds with respect to the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

     7.3 With respect to the Acquired Fund, the Board of Trustees of Firsthand Funds shall have determined that the Reorganization is in the best interests of the Acquired Fund and shall have made all the determinations required by Rule 17a-8 under the 1940 Act.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Firsthand Funds' Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC) deemed necessary by Ingenuity Capital Trust, on behalf of the Acquiring Fund, or Firsthand Funds, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The registration statement of Ingenuity Capital Trust registering shares of the Acquiring Fund shall have become effective under the 1933 Act and the 1940 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

     8.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired

Fund's shareholders substantially all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryover).

     8.6 Ingenuity Capital Trust and Firsthand Funds shall have received the opinion of legal counsel to Firsthand Funds (based on customary certificates and representations from Ingenuity Capital Trust and Firsthand Funds, the Acquiring Fund and the Acquired Fund) substantially to the effect that, for federal income tax purposes:

          (a) The transfer by the Acquired Fund of substantially all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares, as described above, is a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) no gain or loss is recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund Shares; (c) no gain or loss is recognized by the Acquiring Fund on receipt of the Acquired Fund assets in exchange for the Acquiring Fund
Shares; (d) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund is, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transaction; (e) the holding period of the Acquired Fund's assets in the hands of the Acquiring Fund includes the period during which the assets were held by the Acquired Fund; (f) no gain or loss is recognized to the shareholders of the Acquired Fund upon the receipt of the Acquiring Fund Shares solely in exchange for the Acquired Fund's shares; (g) the basis of the Acquiring Fund Shares received by the Acquired Fund shareholders is, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor; (h) the holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders includes the holding period during which shares of the Acquired Fund surrendered and exchanged therefor was held, provided that such shares were held as a capital asset in the hands of the Acquired Fund shareholders on the date of the exchange.

     8.7 Prior to the Closing, the unamortized organization expenses of the Acquired Fund as of the Applicable Valuation Date shall have been removed from the books of the Acquired Fund.

9.   INDEMNIFICATIONS

     9.1 Ingenuity Capital Management and Ingenuity Capital Trust each agree severally to indemnify Firsthand Funds, its officers, trustees and their agents (the "Firsthand indemnified parties"), and Firsthand Funds agrees to indemnify Ingenuity Capital Trust, its officers, trustees and their agents (the "Ingenuity indemnified parties") from any liability that might arise, and to hold these indemnified parties, the Firsthand indemnified parties and the Ingenuity indemnified parties, respectively, harmless from any direct (but not consequential or indirect) loss that might occur, in connection with, or as a result of, the transactions contemplated by this Agreement including the proxy solicitation and proxy materials disseminated in furtherance of such transactions, provided that none of the indemnified parties has acted in bad faith, with negligence or willful misfeasance in such a manner as to cause or contribute to the liability or loss for which indemnification is being sought. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties not later than two (2) years after the date of the Closing. Notwithstanding the above, no indemnification is hereby given for any act occurring after the Closing for which notice is not given within one (1) year after the date of such Closing.

10.  EXPENSES

     10.1 The Acquiring Fund and the Acquired Fund shall each be reimbursed for any expenses (other than operating expenses which each Fund has contractually agreed to bear) incurred in connection with entering into and carrying out of the provisions of this Agreement, whether or not the transactions contemplated are consummated. Ingenuity Capital Management LLC has agreed to bear all expenses incurred in connection with the transactions contemplated in this Agreement, regardless whether or not the transactions contemplated are consummated.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

     11.2 The representations, warranties, covenants, indemnifications and agreement as to expenses contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

12.  TERMINATION

     12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of Acquiring Fund and the Acquired Fund.

     12.2 This Agreement will terminate if the Closing does not occur before November 15, 1999, unless extended by mutual consent of the parties.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Firsthand Funds, acting on behalf of the Acquired Fund and the authorized officers of Ingenuity Capital Trust, acting on behalf of the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval except that nothing in this paragraph 13 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

     For Ingenuity Capital Trust, on behalf of itself and the Acquiring Fund:

          Ingenuity Capital Trust, LLC
          26888 Almaden Court
          Los Altos, California 94022
          Attention:  Kendrick W. Kam
          Fax:  (408) ___-____


     With copies to:

          Roy W. Adams, Jr., Esq.
          1024 Country Club Drive, Suite 135
          Moraga, California 94556
          Fax:  (925) 631-0999

     For Firsthand Funds, on behalf of itself and the Acquired Fund:

          Interactive Research Advisers, Inc.
          101 Park Center Plaza, Suite 1300
          San Jose, California 95113
          Attention:    Kevin M. Landis
                        Omar N. Billawala
          Fax:  (408) 490-0291

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer, and attested by its Secretary.

                                        INGENUITY CAPITAL TRUST,
                                        for itself and on behalf of
                                        Ingenuity Medical Specialists Fund

                                        By: _________________________________

                                        Title: ______________________________


                                        FIRSTHAND FUNDS,
                                        for itself and on behalf of
                                        Firsthand Medical Specialists Fund

                                        By: ________________________________

                                        Title: _____________________________


Consented to (regarding Sections 9 and 10 only) by:

INGENUITY CAPITAL MANAGEMENT LLC

By: _______________________________

Title: ____________________________

EXHIBIT D

FORM OF PROXY

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Fund Name]
[Shares Held]

FIRSTHAND FUNDS
SPECIAL MEETING OF SHAREHOLDERS

MEDICAL SPECIALISTS FUND

[September __, 1999]

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FIRSTHAND FUNDS

The undersigned hereby appoints Kendrick W. Kam and [second proxy], and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Medical Specialists Fund (the "Fund"), a separate series of Firsthand Funds, to be held on [September __, 1999,] at [meeting place], and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on [August __, 1999]. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposal listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on [August __, 1999]. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

PROPOSAL 1: To approve a new investment advisory agreement (the "Agreement") between the Fund and Ingenuity Capital Management LLC (the "Ingenuity"), pursuant to which Ingenuity would act as the new investment adviser of the Fund, to become effective upon the approval by both the independent Trustees of Firsthand Funds and shareholders of the Fund.

FOR |_|          AGAINST |_|          ABSTAIN |_|

PROPOSAL 2: To approve a reorganization of the Fund into the Ingenuity Medical Specialists Fund, a newly created series of Ingenuity Capital Trust, a Delaware business trust.

FOR |_|          AGAINST |_|          ABSTAIN |_|


Dated: _________________________________________________________________, 1999
       [Shareholder Name]


Dated: _________________________________________________________________, 1999
       [Signature(s) (if held jointly)]

Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.